Exhibit 10.51

Execution Version

First Amendment to Loan and Servicing Agreement

This First Amendment (the “Amendment”), dated as of February 23, 2022, by an among FS CREIT Finance MM-1 LLC (the “Borrower”), Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company (collectively, the “Initial Lenders” and each, an “Initial Lender”), the other Lenders party hereto, Massachusetts Mutual Life Insurance Company, as the Facility Servicer (the “Facility Servicer”), FS MM-1 LLC, as the Portfolio Asset Servicer (the “Portfolio Asset Servicer”), and, to the extent set forth herein, FS CREIT Finance Holdings LLC, which amends that certain Loan and Servicing Agreement dated as of September 20, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan and Servicing Agreement”), by an among the Borrower, the Lenders, Wells Fargo Bank, National Association, as the Administrative Agent and the Collateral Custodian (the “Administrative Agent”), the Facility Servicer, the Portfolio Asset Servicer and the other parties party thereto. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given such terms in the Loan and Servicing Agreement.

WHEREAS, pursuant to Section 2.17 of the Loan and Servicing Agreement, the Borrower has requested that the Lenders agree to increase the amount of the Commitments and the Maximum Facility Amount by an aggregate amount of $50,000,000, from $200,000,000 to $250,000,000 effective as of the First Amendment Effective Date (collectively, the “Commitment Increase”); and

WHEREAS, the Lenders are willing to consent to the Commitment Increase on the terms and subject to the conditions set forth in this Amendment.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows.

SECTION 1.	CONSENTS TO LOAN AND SERVICING AGREEMENT.

(a) the Lenders party hereto hereby irrevocably consents to the Commitment Increase and the other terms of this Amendment.

SECTION 2.	AMENDMENTS TO LOAN AND SERVICING AGREEMENT.

Effective as of the First Amendment Effective Date, the Loan and Servicing Agreement shall be amended as follows:

(a) Section 1.01 of the Loan and Servicing Agreement is hereby amended by replacing the definition of “Maximum Facility Amount” in its entirety with the following:

“Maximum Facility Amount” means, at any time, an amount equal to the aggregate Commitments of the Lenders at such time, as may be decreased in accordance with Section 2.04 or increased in accordance with Section 2.15. The Maximum Facility Amount (i) on the Closing Date is $200,000,000, and (ii) on the First Amendment Effective Date is $250,000,000; provided, that, any increases in the Commitments from and after the First Amendment Effective Date shall be subject to Section 2.17(a).”

(b) Section 1.01 of the Loan and Servicing Agreement is hereby amended by adding the following definitions in the correct alphabetical order:

““First Amendment ” means the First Amendment to Loan and Servicing Agreement, dated as of the First Amendment Effective Date.

“First Amendment Effective Date” means February 23, 2022.”

(c) Schedule I. Schedule I of the Loan and Servicing Agreement is hereby replaced with Schedule I attached hereto.

CONDITIONS PRECEDENT.

This Amendment shall become effective as of the date first written above when, and only when, each of the following conditions precedent shall have been satisfied or waived (such date, the “First Amendment Effective Date”) by the Lenders party hereto:

(a) The Administrative Agent and the Lenders shall have received a counterpart of this Amendment, duly executed by each of the Borrower, the Lenders and the Administrative Agent;

(b) no Event of Default, Unmatured Event of Default or Market Trigger Event has occurred and is continuing on the First Amendment Effective Date or would exist after giving effect to such increase;

(c) the representations and warranties contained in the Loan and Servicing Agreement are true and correct in all material respects on and as of the First Amendment Effective Date and after giving effect to Commitment Increase, as though made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date);

(d) The Administrative Agent and the Lenders shall have received a certificate of an officer of the Borrower, dated as of the First Amendment Effective Date, certifying that (i) true and complete copies of the certificate of formation and the limited liability company agreement of the Borrower, including all amendments thereto (if any) (collectively, the “Constituent Documents”), were delivered as of the Closing Date, or are attached thereto, as applicable, (ii) no such Constituent Documents have been amended, modified or supplemented since the date reflected thereon and are in full force and effect as of the First Amendment Effective Date, and (iii) attached thereto is a true and complete copy of the resolutions or written consent, as applicable, of the board of directors approving the terms of, and authorizing the execution, delivery and performance of, this Amendment, which resolutions or written consent have not been modified, rescinded or amended and are in full force and effect as of the First Amendment Effective Date, and authorize a specified person or persons to execute this Amendment and any other documents and notices to be signed and/or dispatched by it under or in connection with this Second Amendment on its behalf;

(e) A good standing certificate for the Borrower from the Secretary of State of the State of Delaware, dated as of a recent date;

(f) the Borrower has paid to Massachusetts Mutual Life Insurance Company a structuring fee in an amount equal to $428,832.12; and

(g) the Administrative Agent shall have received one or more favorable opinions of counsel to the Borrower consistent with the opinions given on the Closing Date, reasonably acceptable to the Initial Lender and addressed to the Administrative Agent, the Servicer, the Lenders and the Collateral Custodian.

SECTION 3.	REPRESENTATIONS AND WARRANTIES

To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent and the Lenders party hereto that, as of the First Amendment Effective Date, both before and after giving effect to this Amendment and the transactions contemplated hereby:

(a) The Borrower (i) has the power, authority and legal right to (A) execute and deliver this Amendment and (B) perform and carry out the terms of this Amendment and the transactions contemplated thereby, and (ii) has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b) This Amendment (i) has been duly executed and delivered by the Borrower, (ii) constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as the enforceability hereof may be limited by Bankruptcy Laws and by general principles of equity (whether considered in a proceeding in equity or at law).

(c) No consent of any other party and no consent, license, approval or authorization of, or registration or declaration with, any Governmental Authority, bureau or agency is required in connection with the execution, delivery or performance by the Borrower of this Amendment or the validity or enforceability of this Amendment, other than such as have been waived, met or obtained and are in full force and effect.

(d) The execution, delivery and performance of this Amendment will not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, each Borrower’s certificate of formation or limited liability company agreement, (ii) violate any Applicable Law in any material respect, or (iii) violate any material contract or other material agreement to which such Borrower is a party or by which any property or assets of such Borrower may be bound.

SECTION 4.	MISCELLANEOUS

(a) As of the First Amendment Effective Date, each reference in the Amended Loan and Servicing Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Transaction Documents to the Loan and Servicing Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Loan and Servicing Agreement as amended by this First Amendment.

(b) Except as expressly amended hereby, all of the terms and provisions of the Loan and Servicing Agreement and all other Transaction Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent, any Lender or the Borrower under the Loan and Servicing Agreement, or any other Transaction Document, or constitute a waiver or amendment of any other provision of the Loan and Servicing Agreement or any other Transaction Document (as amended hereby) except as and to the extent expressly set forth herein.

(d) Section headings contained in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

(e) The provisions of Section 11.06 and Section 11.10 of the Loan and Servicing Agreement are hereby incorporated into this Amendment as if fully set forth herein, mutatis mutandis.

(f) The Amendment to Loan and Servicing Agreement may be executed in any number of counterparts by facsimile or other written form of communication, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures approved by the Borrower, the Lenders and the Administrative Agent (and, for the avoidance of doubt, electronic signatures utilizing the DocuSign platform shall be deemed approved), or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. The Administrative Agent and the Lenders shall not incur any liability arising out of the use of electronic methods for any and all purposes in connection with the execution of this Amendment, including the authorization, execution, delivery or submission of documents, instruments, notices, directions, instructions, reports, opinions and certificates to the Administrative Agent and/or the Collateral Custodian.

(g) The Amendment is a Transaction Document, and together with the other Transaction Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and members thereunto duly authorized, as of the date indicated above.

The Borrower:

FS CREIT FINANCE MM-1 LLC

By:	/s/ Edward T. Gallivan, Jr.
Name: Edward T. Gallivan, Jr.
Title: Chief Financial Officer

Solely with respect to the Specified Provisions and without recourse other than to the extent of the Pledged Collateral:

Holdings:

FS CREIT FINANCE HOLDINGS LLC

By: FS Credit Real Estate Income Trust, Inc., its sole member

By:	/s/ Edward T. Gallivan, Jr.
Name: Edward T. Gallivan, Jr.
Title: Chief Financial Officer

[Signature Page to First Amendment Loan and Servicing Agreement]

The Portfolio Asset Servicer:

FS CREIT FINANCE MM-1 LLC, in its capacity as Portfolio Asset Servicer

By:	/s/ Edward T. Gallivan, Jr.
Name:	Edward T. Gallivan, Jr.
Title:	Chief Financial Officer

[Signature Page to First Amendment Loan and Servicing Agreement]

The Initial Lender:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Eric Partlan
Name:	Eric Partlan
Title:	Head of Portfolio Management

[Signature Page to First Amendment Loan and Servicing Agreement]

Lender:

C.M. LIFE INSURANCE COMPANY

By:	/s/ Eric Partlan
Name:	Eric Partlan
Title:	Vice President

GREAT AMERICAN LIFE INSURANCE COMPANY

By:	/s/ Eric Partlan
Name:	Eric Partlan
Title:	Chief Investment Officer

[Signature Page to First Amendment Loan and Servicing Agreement]

The Facility Servicer:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, in its capacity as Facility Servicer

By:	/s/ Eric Partlan
Name:	Eric Partlan
Title:	Head of Portfolio Management

[Signature Page to First Amendment Loan and Servicing Agreement]

Schedule I

Commitments

Lender	Commitment
Massachusetts Mutual Life Insurance Company	$172,500,000.00
C.M. Life Insurance Company	$15,000,000.00
Great American Life Insurance Company	$62,500,000.00
Total	$250,000,000.00

[Signature Page to First Amendment Loan and Servicing Agreement]